Exhibit 99.2

MANAGEMENT’S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF COLOMBIER

Capitalized terms included below but not defined in this Exhibit 99.2 have the same meaning as terms defined and included elsewhere in the Current Report on Form 8-K (the “Original Report”) filed with the Securities and Exchange Commission (the “SEC”) on July 18, 2025 (as amended by the Current Report on Form 8-K/A to which this Exhibit 99.2 is attached (“Amendment No. 1”)) and, if not defined in the Original Report (as amended by Amendment No. 1), the final prospectus and definitive proxy statement (the “Proxy Statement/Prospectus”) filed with the SEC on June 23, 2025.

The following discussion and analysis of the financial condition and results of operations of Colombier Acquisition Corp. II, a Cayman Islands exempted company now known as GAG Surviving Corporation, Inc. (“Colombier”), should be read together with Colombier’s unaudited condensed financial statements as of June 30, 2025 and for the three and six months ended June 30, 2025 and 2024 and the related notes thereto, and the unaudited pro forma condensed combined financial information of GrabAGun, Colombier and the Company as of and for the six months ended June 30, 2025 and the year ended December 31, 2024 included as Exhibits 99.1 and 99.5 to Amendment No. 1, respectively, and other information included elsewhere in this filing and the Proxy Statement/Prospectus. This discussion contains forward-looking statements that involve risks and uncertainties. Our actual results could differ materially from such forward-looking statements. Factors that could cause or contribute to those differences include, but are not limited to, those identified below and those discussed in the sections titled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” included elsewhere in the Proxy Statement/Prospectus. Additionally, our historical results are not necessarily indicative of the results that may be expected for any future period. Amounts are presented in U.S. dollars.

Unless the context otherwise requires, references in this “Management’s Discussion and Analysis of Financial Condition and Results of Operations” to “Colombier”, “we”, “us”, “our”, and the “Company” are intended to refer to (i) following the Business Combination, the business and operations of GrabAGun Digital Holdings, Inc. and its consolidated subsidiaries, and (ii) prior to the Business Combination, Colombier Acquisition Corp. II.

Overview

We are a blank check company incorporated in the Cayman Islands on September 27, 2023, formed for the purpose of effecting a business combination with one or more businesses or entities. We consummated our Initial Public Offering on November 27, 2023. On July 15, 2025, the Company announced the closing of its previously announced Business Combination between Colombier and GrabAGun.

The Company had until February 24, 2026, or until such earlier liquidation date as the Company’s board of directors (the “Board”) may approve, to complete a business combination (the “Combination Period”). On July 15, 2025, the Company completed the Business Combination.

In 2024, the SEC adopted additional rules and regulations relating to SPACs. The 2024 SPAC Rules require, among other matters, (i) additional disclosures relating to SPAC sponsors and related persons; (ii) additional disclosures relating to SPAC business combination transactions; (iii) additional disclosures relating to dilution and to conflicts of interest involving sponsors and their affiliates in connection with proposed business combination transactions; (iv) additional disclosures regarding projections included in SEC filings in connection with proposed business combination transactions; and (v) the requirement that both the SPAC and its target company be co-registrants in connection with registration statements relating to proposed business combination transactions. In addition, the SEC’s adopting release provided guidance describing circumstances in which a SPAC could become subject to regulation under the Investment Company Act, including its duration, asset composition, business purpose, and the activities of the SPAC and its management team. The 2024 SPAC Rules may materially affect our ability to negotiate and complete our initial business combination and may increase the costs and time related thereto.

Recent Developments

On January 6, 2025, the Company entered into a Business Combination Agreement (the “GrabAGun Business Combination Agreement”) with GrabAGun, GrabAGun Digital Holdings Inc., a Texas corporation fifty-percent owned by the Company and fifty-percent owned by GrabAGun (“Pubco”), Gauge II Merger Sub LLC, a Texas limited liability company and a wholly-owned subsidiary of Pubco (“Target Merger Sub”) and, upon execution of a joinder, a to-be-formed Cayman Islands exempted company to be named “Gauge II Merger Sub Corp.” (“Purchaser Merger Sub”).

Pursuant to the GrabAGun Business Combination Agreement and subject to the terms and conditions set forth therein, (i) Purchaser Merger Sub will merge with and into the Company, with the Company continuing as the surviving entity (the “Colombier Merger”) and, as a result of which, each issued and outstanding security of the Company immediately prior to the effective time of the Colombier Merger shall no longer be outstanding and shall automatically be cancelled in exchange for which the security holders of the Company shall receive substantially equivalent securities of Pubco, (ii) Target Merger Sub will merge with and into GrabAGun, with GrabAGun continuing as the surviving entity (the “GrabAGun Merger”, and together with the Colombier Merger, the “Mergers”), and as a result of which each issued and outstanding security of GrabAGun immediately prior to the effective time of the GrabAGun Merger shall no longer be outstanding and shall automatically be cancelled in exchange for which the security holders of GrabAGun shall receive shares of common stock, par value $0.0001 per share, of Pubco (“Pubco Common Stock”). As a result of the Mergers and other transactions contemplated by the GrabAGun Business Combination Agreement (collectively referred to herein as the “Business Combination”), the Company and GrabAGun will become wholly-owned subsidiaries of Pubco, all upon the terms and subject to the conditions set forth in the GrabAGun Business Combination Agreement, and Pubco will become a publicly traded company.

On July 15, 2025 (the “Closing Date”), the Company held an extraordinary general meeting of its shareholders (the “Special Meeting”), at which holders of 5,561,957 of the Company’s Class A ordinary shares (the “Company’s Class A Ordinary Shares”), and the holders of 4,250,000 of the Company’s Class B ordinary shares (the “Company’s Class B Ordinary Shares” and, together with the Company’s Class A Ordinary Shares, the “Compnay’s Ordinary Shares”), were present in person or by proxy, constituting a quorum for the transaction of business at the Special Meeting under the terms of Colombier’s Amended and Restated Articles and Memorandum of Association. Only shareholders of record as of the close of business on June 20, 2025 (the “Record Date”) for the Special Meeting were entitled to vote at the Special Meeting. As of the Record Date, 21,250,000 shares of the Company’s Ordinary Shares were outstanding and entitled to vote at the Special Meeting.

At the Special Meeting the Company’s shareholders voted to approve the proposals outlined in the Proxy Statement/Prospectus.

On the Closing Date, following the conclusion of the Special Meeting, the Business Combination, including the Mergers, was completed (the “Closing”). Following the Closing, the Pubco Common Stock began trading on the NYSE under the symbol “PEW” and Pubco’s warrants to purchase Pubco Common Stock began trading on the NYSE under the symbol “PEWW” on July 16, 2025.

In connection with the Closing, the Company changed its name from Colombier Acquisition Corp. II to GAG Surviving Corporation, Inc.

Results of Operations

We have neither engaged in any operations nor generated any revenues to date. Our only activities from September 27, 2023 (inception) through June 30, 2025 were organizational activities, those necessary to prepare for the Initial Public Offering, described below, and identifying a target company for a business combination. We do not expect to generate any operating revenues until after the completion of our business combination. We generate non-operating income in the form of interest income on marketable securities held in the Trust Account. We incur expenses as a result of being a public company (for legal, financial reporting, accounting and auditing compliance), as well as for due diligence expenses.

For the three months ended June 30, 2025, we had a net income of $680,097, which consisted of interest earned on marketable securities held in the Trust Account of $1,868,030, offset by operating expenses of $1,187,933.

For the six months ended June 30, 2025, we had a net income of $631,139, which consisted of interest earned on marketable securities held in the Trust Account of $3,728,158, offset by operating expenses of $3,097,019.

For the three months ended June 30, 2024, we had a net income of $1,653,670, which consisted of interest earned on marketable securities held in the Trust Account of $2,240,420, offset by operating expenses of $586,750.

For the six months ended June 30, 2024, we had a net income of $3,313,749, which consisted of interest earned on marketable securities held in the Trust Account of $4,469,118, offset by operating expenses of $1,155,369.

Factors That May Adversely Affect our Results of Operations

Our results of operations and our ability to complete an initial business combination may be adversely affected by various factors that could cause economic uncertainty and volatility in the financial markets, many of which are beyond our control. Our business could be impacted by, among other things, downturns in the financial markets or in economic conditions, increases in oil prices, inflation, fluctuations in interest rates, increases in tariffs, supply chain disruptions, declines in consumer confidence and spending, public health considerations, and geopolitical instability, such as the military conflicts in Ukraine and the Middle East. We cannot at this time predict the likelihood of one or more of the above events, their duration or magnitude or the extent to which they may negatively impact our business and our ability to complete an initial business combination.

Liquidity and Capital Resources

On November 24, 2023, we consummated the Initial Public Offering of 17,000,000 Units, which includes the partial exercise by the underwriters of their over-allotment option in the amount of 2,000,000 Units, at $10.00 per Unit, generating gross proceeds of $170,000,000. Simultaneously with the closing of the Initial Public Offering and pursuant to the Warrant Subscription Agreement, we consummated the sale of 5,000,000 Private Placement Warrants to the Sponsor at a price of $1.00 per Private Placement Warrant, or $5,000,000 in the aggregate.

For the three months ended June 30, 2025, net cash used in operating activities was $1,237,249. Net income of $631,139 was affected by interest earned on marketable securities of $3,728,158 and changes in operating assets and liabilities, which used $1,859,770 of cash from operating activities.

For the six months ended June 30, 2024, net cash used in operating activities was $1,014,770. Net income of $3,313,749 was affected by interest earned on marketable securities of $4,469,118 and changes in operating assets and liabilities, which used $140,599 of cash from operating activities.

On April 1, 2024, December 4, 2024 and May 28, 2025, the Company withdrew $1,000,000, $1,000,000 and $856,457, respectively, from the Trust Account as a Permitted Withdrawal for working capital purposes.

As of June 30, 2025, the Company had cash of $524,248 held outside of the Trust Account and working capital deficit of $1,729,524. The Company used such funds held outside the Trust Account primarily to complete the Business Combination.

At June 30, 2025, we had cash and marketable securities held in the Trust Account of approximately $180,506,418 (including approximately $13,362,875 of interest income). We used substantially all of the funds held in the Trust Account, including any amounts representing interest earned on the Trust Account, which interest shall be net of Permitted Withdrawals and excluding deferred underwriting commissions, to complete our business combination.

On July 15, 2025, the Company announced the closing of its previously announced Business Combination between Colombier and GrabAGun. As of this filing, substantial doubt about the Company’s ability to continue as a going concern was alleviated due to the closing of the Business Combination.

Off-Balance Sheet Financing Arrangements

We have no obligations, assets or liabilities, which would be considered off-balance sheet arrangements as of June 30, 2025 and December 31, 2024. We do not participate in transactions that create relationships with unconsolidated entities or financial partnerships, often referred to as variable interest entities, which would have been established for the purpose of facilitating off-balance sheet arrangements. We have not entered into any off-balance sheet financing arrangements, established any special purpose entities, guaranteed any debt or commitments of other entities, or purchased any non-financial assets.

Contractual Obligations

We do not have any long-term debt, capital lease obligations, operating lease obligations or long-term liabilities, other than the (i) the Administrative Services Agreement and (ii) Services and Indemnification Agreement. Under the Administrative Services Agreement, we pay $10,000 per month to an affiliate of our Sponsor for office space and secretarial and administrative support services. Under the Services and Indemnification Agreement, we pay an affiliate of the Sponsor $60,000 per month for the services of our Chief Executive Officer, Chief Financial Officer, Chief Investment Officer, and Chief Operating Officer. We will cease these monthly fees under both the Administrative Services Agreement and the Services and Indemnification Agreement upon the earlier to occur of the completion of our initial business combination or liquidation. As of June 30, 2025 and December 31, 2024, we have paid $360,000 and $910,000, respectively, pursuant to the Administrative Services Agreement and the Services and Indemnification Agreement of which $70,000 is included in prepaid expenses and will be applied to the 2025 Administrative Services Agreement and the Services Indemnification Agreement fees.

The underwriters of the Initial Public Offering were entitled to a cash underwriting fee of $0.15 per Unit, or $2,550,000 in the aggregate, paid upon the closing of the Initial Public Offering. In addition, $0.35 per Unit, or $5,950,000 in the aggregate, will be payable to the underwriters for a deferred underwriting fee. The deferred fee will become payable to the underwriters from the amounts held in the Trust Account solely if we complete an initial business combination, subject to the terms of the underwriting agreement for the Initial Public Offering. Up to $0.30 per Unit of the $0.35 at our sole discretion may be reallocated for expenses in connection with our initial business combination and working capital needs post the initial business combination. Any such reduction of the deferred underwriting fee shall reduce proportionately the deferred underwriting fee to the underwriters and will also reduce proportionately the amount payable to Roth Capital Partners, LLC (“Roth”) under the Financial Advisory Services Agreement (as defined below).

On November 20, 2023, we entered into a Financial Advisory Services Agreement with Roth (the “Financial Advisory Services Agreement”), pursuant to which, Roth provided us with consulting and advisory services in connection with the Initial Public Offering. Roth represented our interests only, was independent of the underwriters and was not a party to any securities purchase agreement with us, the underwriters, or investors in relation to the Initial Public Offering. Roth did not participate (within the meaning of FINRA Rule 5110(j)(16)) in the Initial Public Offering; acted as an independent financial adviser (within the meaning of FINRA Rule 5110(j)(9)), and it did not act as an underwriter in connection with the Initial Public Offering. Under the Financial Advisory Services Agreement, Roth’s fee was $510,000, payable upon the closing of the Initial Public Offering. A deferred fee of up to $1,190,000 will be paid to Roth at the closing of the business combination. This deferred fee will only be paid to Roth if we completed a business combination. Roth’s fees in both cases will be offset from the underwriting fees already recorded between the cash underwriting fee of $2,550,000 and the deferred underwriting fee of $5,950,000, resulting in no additional incremental fee already recorded by us.

On April 17, 2025, the Company entered into a Capital Market Advisory Agreement with BTIG (the “BTIG Agreement”). Pursuant to the BTIG Agreement, BTIG may receive a fee of $1,500,000, and such fee is payable at the closing of the Business Combination only if Colombier completes an initial business combination. In addition, pursuant to the BTIG Agreement, BTIG is entitled to reimbursement of the BTIG Reimbursable Expenses up to a total aggregate amount of $25,000 (provided that the BTIG Engagement Letter is not earlier terminated in accordance with its terms by BTIG for convenience or Colombier for cause), and such reimbursement is payable only if the Business Combination is consummated. In connection with the closing of the Business Combination, $2,489,625 was paid in accordance with the BTIG Agreement.

On April 18, 2025, the Company entered into a Capital Market Advisory Agreement with Roth Capital Partners (the “Roth Agreement”). Pursuant to the Roth Agreement, Roth may receive a fee of $1,000,000, and such fee is payable at the closing of the Business Combination only if Colombier completes an initial business combination. In addition, pursuant to the Roth Agreement, Roth is entitled to reimbursement of the Roth Reimbursable Expenses up to a total aggregate amount of $5,000, and such reimbursement is payable only if the Business Combination is consummated. In connection with the closing of the Business Combination, $1,924,517 was paid in accordance with the Roth Agreement.

Critical Accounting Estimates

The preparation of the unaudited condensed financial statements of Colombier included as Exhibit 99.1 this Current Report on Form 8-K/A and related disclosures in conformity with GAAP requires our Management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the unaudited condensed financial statements, and income and expenses during the periods reported. Actual results could materially differ from those estimates. We have identified the following critical accounting estimates:

Ordinary Shares Subject to Possible Redemption

We account for our Ordinary Shares subject to possible redemption in accordance with the guidance in FASB ASC Topic 480, “Distinguishing Liabilities from Equity” (“ASC 480”). Ordinary Shares subject to mandatory redemption is classified as a liability instrument and is measured at fair value. Conditionally redeemable Ordinary Shares (including Ordinary Shares that feature redemption rights that are either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within our control) are classified as temporary equity. At all other times, Ordinary Shares are classified as shareholders’ equity. Our Ordinary Shares feature certain redemption rights that are considered to be outside of our control and subject to occurrence of uncertain future events. Accordingly, Ordinary Shares subject to possible redemption are presented as temporary equity, outside of the shareholders’ deficit section of our balance sheet of the unaudited condensed financial statements contained elsewhere in this filing.

Warrant Instruments

We account for Warrants as either equity-classified or liability-classified instruments based on an assessment of the instruments’ specific terms and applicable authoritative guidance in ASC 480 and FASB ASC Topic 815, “Derivatives and Hedging” (“ASC 815”). The assessment considers whether the instruments are freestanding financial instruments pursuant to ASC 480, meet the definition of a liability pursuant to ASC 480, and whether the instruments meet all of the requirements for equity classification under ASC 815, including whether the instruments are indexed to a company’s common shares and whether the instrument holders could potentially require “net cash settlement” in a circumstance outside of a company’s control, among other conditions for equity classification. This assessment, which requires the use of professional judgment, is conducted at the time of Warrant issuance and as of each subsequent quarterly period end date while the instruments are outstanding. Upon review of the Warrant Agreement we entered into with Continental in connection with the Initial Public Offering, the Management concluded that the Public Warrants and Private Placement Warrants issued pursuant to such Warrant Agreement qualify for equity accounting treatment.

Net Income per Ordinary Share

We comply with accounting and disclosure requirements of FASB ASC Topic 260, “Earnings Per Share.” We have two classes of shares, Class A Ordinary Shares and Class B Ordinary Shares. Income and losses are shared pro rata between the two classes of shares. Net income per Ordinary Share is computed by dividing net income by the weighted average number of Ordinary Shares outstanding for the period. Accretion associated with the redeemable Ordinary Shares is excluded from income per Ordinary Share as the redemption value approximates fair value.

Recent Accounting Pronouncements

Management does not believe that any other recently issued, but not yet effective, accounting standards, if currently adopted, would have a material effect on our unaudited condensed financial statements included elsewhere in this filing.

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